--------------------------------------------------
              |                 Equity One, Inc.                 |
              |         Supplemental Information Package         |
               --------------------------------------------------






                                  JUNE 30, 2002






                                [EQUITY ONE LOGO]









                                Equity One, Inc.
                         1696 N.E. Miami Gardens Drive
                        North Miami Beach, Florida 33179
                   Tel: (305) 947-1664 Fax: (305) 947-1734 4
                                www.equityone.net

                                EQUITY ONE, INC.

--------------------------------------------------------------------------------
                            Supplemental Information

                                  June 30, 2002

                                   (unaudited)
--------------------------------------------------------------------------------


                           TABLE OF CONTENTS                             PAGE
                                                                         ----

    1.  Summary Operating Information......................................3

    2.  Summary Balance Sheet Information..................................4

    3.  Consolidated Statements of Earnings................................5

    4.  Consolidated Statements of Funds from Operations...................6

    5.  Consolidated Balance Sheets........................................7

    6.  Debt Summary.......................................................8

    7.  Property Status Report.............................................11

    8.  Annual Minimum Rent by Location....................................14

    9.  Real Estate Developments and Dispositions..........................15

   10.  Joint Venture Investments..........................................16

   11.  Tenant Concentration Schedule......................................17

   12.  Lease Expiration Schedule..........................................18

   13.  Stock Price and Volume Statistics..................................19

--------------------------------------------------------------------------------

     FORWARD LOOKING STATEMENTS

     CERTAIN INFORMATION CONTAINED IN THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN FORWARD-LOOKING STATEMENTS REGARDING COMPANY AND PROPERTY PERFORMANCE WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FUTURE RESULTS COULD VARY MATERIALLY FROM ACTUAL RESULTS DEPENDING ON RISKS AND UNCERTAINTIES INHERENT IN GENERAL AND LOCAL REAL ESTATE CONDITIONS, OR COMPETITIVE FACTORS SPECIFIC TO THE MARKETS IN WHICH THE COMPANY OPERATES. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THIS INFORMATION. FOR MORE DETAILS, PLEASE REFER TO EQUITY ONE'S SEC FILINGS, INCLUDING THE MOST RECENT REPORT ON FORM 10-K AND FORM 10-Q.


     BASIS OF PRESENTATION

     ALL PRIOR REPORTING PERIODS ENCOMPASSING THE PERIOD AUGUST 18, 2000 THROUGH SEPTEMBER 19, 2001 HAVE BEEN RESTATED TO ACCOUNT FOR THE ACQUISITION OF 68.07% OF THE STOCK OF FIRST CAPITAL REALTY (TSE:FCR), THE PARENT OF CENTREFUND REALTY (U.S.) CORPORATION ("CEFUS"), BY GAZIT-GLOBE (1982) LTD. (TLV:GLOB), EQUITY ONE'S MAJORITY SHAREHOLDER. THE RESTATEMENT CONSOLIDATES THE OPERATIONS OF EQUITY ONE AND CEFUS BETWEEN AUGUST 18, 2000 AND SEPTEMBER 19, 2001, SUBJECT TO A 31.93% MINORITY INTEREST IN CEFUS. ON SEPTEMBER 20, 2001, EQUITY ONE ACQUIRED 100% OF CEFUS FROM FIRST CAPITAL REALTY, THEREBY ACQUIRING THE REMAINING 31.93% MINORITY INTEREST.

EQUITY ONE, INC.
SUMMARY OPERATING INFORMATION
for the periods ended June 30, 2002 and 2001
(in thousands, except per share data)

--------------------------------------------------------------------------------

                                                                   THREE MONTHS ENDED              SIX MONTHS ENDED
                                                              JUN 30, 2002  JUN 30, 2001       JUN 30, 2002  JUN 30, 2001
                                                              --------------------------       --------------------------


Total Dividends Paid per Share                             $        0.27    $        0.26    $        0.54    $        0.52

Funds from Operations per share                            $        0.33    $        0.31    $        0.68    $        0.65
        Dividend / FFO Payout Ratio                                 81.8%            83.9%            79.4%            80.0%
        FFO multiple (annualized if (more than) 12 months)          10.6                              10.3

Adjusted Funds From Operations Per Share                   $        0.31    $        0.29    $        0.64    $        0.61
        Dividend / AFFO Payout Ratio                                87.1%            89.7%            84.4%            85.2%
        AFFO multiple (annualized if (more than) 12 months)         11.3                              10.9
------------------------------------------------------------------------------------------------------------------------------------

EBITDA (excl Gain On Disposal of Real Estate)              $      16,295    $      12,452       $   33,083    $      24,987

Interest and Amortization of
        Deferred Financing Fees                            $       5,489    $       5,571       $   11,809    $      10,769

EBITDA : Interest Coverage Ratio                                     3.0              2.2              2.8              2.3

EBITDA Margin (EBITDA/Total Revenues)                               67.9%            68.4%            66.2%            67.4%

------------------------------------------------------------------------------------------------------------------------------------

Net Operating Income (NOI) from Continuing Operations
        Total Rental Income                                $      23,572    $      17,374       $   49,005    $       35,530
        Property Operating Expenses (1)                            6,616            5,207           14,409            10,635
Net Operating Income                                       $      16,956    $      12,167       $   34,596    $       24,895

NOI Margin (NOI/Total Rental Income)                                71.9%            70.0%            70.6%             70.1%

        (1)      NET OF INTERCOMPANY EXPENSES.

------------------------------------------------------------------------------------------------------------------------------------

Same Property NOI (2)
        Total Rental Income                                $       9,310    $       8,963       $   18,810       $    17,881
        Operating Expenses                                         2,580            2,311            5,057             4,679
Net Operating Income                                       $       6,730    $       6,652       $   13,753       $    13,202

Growth in Same Property NOI                                          1.2%                              4.2%

        (2)     INCLUDES ONLY EQUITY ONE PROPERTIES OPERATED IN THE CURRENT AND PRIOR PERIODS.  EXCLUDES $104 AND $258 OF DEFERRED
                TERMINATION FEES AT THE LAKE MARY PROPERTY THAT WERE RECOGNIZED IN THE THREE AND SIX MONTHS ENDED JUNE 30, 2001,
                RESPECTIVELY.

------------------------------------------------------------------------------------------------------------------------------------

General & Administrative Expenses (3)                      $       1,574    $         731       $    3,570       $     1,542
        as % of Total Revenues                                      6.56%            4.01%            7.15%             4.16%
        as % of Total Assets                                        0.88%            0.44%            1.00%             0.23%

        (3)     INCLUDES $83 AND $695 OF ABANDONED TRANSACTION DUE DILIGENCE COSTS FOR THE THREE AND SIX MONTH PERIODS ENDED
                JUNE 30, 2002, RESPECTIVELY.


EQUITY ONE, INC.
SUMMARY BALANCE SHEET INFORMATION
as of June 30, 2002 and December 31, 2001
(in thousands, except per share data)

--------------------------------------------------------------------------------

                                                                                     JUN 30, 2002               DEC 31, 2001
                                                                                ----------------------     ----------------------

Closing Market Price                                                              $              14.00        $             13.74
Dividend Yield (based on current annualized dividend)                                             7.71%                      7.57%

BOOK VALUE PER SHARE (FULLY DILUTED, END OF PERIOD)                               $               9.98        $              9.50

-----------------------------------------------------------------------------------------------------------------------------------

LIQUIDITY

      CASH AND CASH EQUIVALENTS                                                   $                989        $               906
      CASH HELD IN ESCROW                                                         $              2,311        $             1,715
                                                                                ----------------------     ----------------------
      REVOLVING CREDIT FACILITIES
          GROSS AVAILABLE UNDER CURRENT CREDIT FACILITIES                                       70,225                     50,641
              LESS:   OUTSTANDING BALANCE                                                      (35,893)                   (27,409)
                      HOLDBACK FOR LETTERS OF CREDIT                                            (1,051)                      (999)
                      ESCROWED FOR TAX AND INSURANCE                                              (448)                      (448)
                                                                                ----------------------     ----------------------
          NET AVAILABLE UNDER CREDIT FACILITIES                                   $             32,833        $            21,785
                                                                                ======================     ======================

-----------------------------------------------------------------------------------------------------------------------------------

EQUITY CAPITALIZATION (END OF PERIOD)
      COMMON STOCK SHARES (IN THOUSANDS)
          BASIC COMMON STOCK SHARES                                                         33,899.918                 28,620.757
          Diluted Common Shares
              Unvested Restricted Common Shares                                                390.722                    160.086
              Walden Woods Shares                                                               93.656                     93.656
              Northport Operating Partnership Units                                            261.850                    261.850
              Common Stock Options (Treasury Method, closing price)                            125.625                    164.620
                                                                                ----------------------     ----------------------
          FULLY DILUTED COMMON STOCK SHARES                                                 34,771.771                 29,300.969
                                                                                ======================     ======================

-----------------------------------------------------------------------------------------------------------------------------------

Net Debt (adjusted for Cash, Cash Held in Escrow, Securities Held for Sale)       $            343,808        $           368,188
Equity Market Capitalization (fully diluted, end of period)                                    486,805                    402,595
                                                                                ----------------------     ----------------------
      TOTAL MARKET CAPITALIZATION                                                 $            830,613        $           770,783
                                                                                ======================     ======================

NET DEBT TO TOTAL MARKET CAPITALIZATION                                                           41.4%                      47.8%

-----------------------------------------------------------------------------------------------------------------------------------

GROSS REAL ESTATE INVESTMENTS                                                     $            706,545        $           655,718

NET DEBT TO GROSS REAL ESTATE INVESTMENTS                                                         48.7%                      56.2%

-----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Mortgage Debt                                                          $            288,283        $           296,887
Variable Rate Mortgage Debt                                                                     60,528                     75,569
                                                                                ----------------------     ----------------------
      TOTAL DEBT                                                                  $            348,811        $           372,456
                                                                                ======================     ======================

      % FIXED RATE DEBT                                                                           82.6%                      79.7%
      % VARIABLE RATE DEBT                                                                        17.4%                      20.3%

      WEIGHTED-AVERAGE INTEREST RATE ON FIXED RATE DEBT                                           7.76%                      7.76%

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
for the periods ended June 30, 2002 and 2001
(in thousands, except per share data)
-------------------------------------------------------------------------------


                                                                          THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                       JUN 30, 2002   JUN 30, 2001     JUN 30, 2002  JUN 30, 2001
                                                                       ---------------------------     ---------------------------
Revenues
     Rental Income
        Minimum Rents                                                    $ 18,210       $ 13,233       $ 36,492       $ 26,701
        Expense Recoveries                                                  5,088          3,937         11,298          8,051
        Percentage Rent Payments                                              274            204          1,215            778
                                                                         -----------------------       -----------------------
     Total Rental Income                                                   23,572         17,374         49,005         35,530
     Management Fees                                                           37            315            135            556
     Investment Income                                                        392            518            805            968
                                                                         -----------------------       -----------------------
Total Revenues                                                             24,001         18,207         49,945         37,054
                                                                         -----------------------       -----------------------

Costs and Expenses
     Property Operating Expenses                                            6,616          5,207         14,409         10,635
     Interest and Amortization of Deferred Financing Fees                   5,489          5,571         11,809         10,769
     Rental Property Depreciation and Amortization                          3,349          2,598          6,672          5,126
     General and Administrative Expenses                                    1,574            731          3,570          1,542
                                                                         -----------------------       -----------------------
Total Costs and Expenses                                                   17,028         14,107         36,460         28,072
                                                                         -----------------------       -----------------------

Income before Equity in Income of Joint Ventures, Minority Interest in Earnings of Consolidated Subsidiary, Income Taxes,
     Minority Interest in Cefus and Discontinued Operations                 6,973          4,100         13,485          8,982

     Equity in Income of Joint Ventures                                       159            172            310            299
     Minority Interest in Earnings of Consolidated Subsidiary                 (26)           (49)           (51)           (49)
     Income Tax Benefit/(expense)
        Current                                                                 0              6              0            186
        Deferred                                                                0           (514)             0         (1,479)
                                                                         -----------------------       -----------------------
Income before Minority Interest in Cefus & Discontinued Operations          7,106          3,715         13,744          7,939

     Minority Interest in Cefus                                                 0           (285)             0           (731)
                                                                         -----------------------       -----------------------
Income from Continuing Operations                                           7,106          3,430         13,744          7,208
                                                                         -----------------------       -----------------------

Discontinued Operations

     Income from Operations of Properties                                     351            345            858            591
     Gain on Disposal of Real Estate                                          981              0          7,103              0
                                                                         -----------------------       -----------------------
Income from Discontinued Operations                                         1,332            345          7,961            591
                                                                         -----------------------       -----------------------

Net Income                                                               $  8,438       $  3,775       $ 21,705       $  7,799
                                                                         =======================       =======================

Basic Earnings Per Share
     Income from Continuing Operations                                   $   0.21       $   0.17       $   0.44       $   0.36
     Income from Discontinued Operations                                     0.04           0.02           0.25           0.03
                                                                         -----------------------       -----------------------
Net Income                                                               $   0.25       $   0.19       $   0.69       $   0.39
                                                                         =======================       =======================

Diluted Earnings Per Share
     Income from Continuing Operations                                   $   0.21       $   0.17       $   0.43       $   0.36
     Income from Discontinued Operations                                     0.04           0.02           0.25           0.03
                                                                         -----------------------       -----------------------
Net Income                                                               $   0.25       $   0.19       $   0.68       $   0.39
                                                                         =======================       =======================

Weighted Average Shares Outstanding
     Basic                                                                 33,255         19,854         31,316         19,854
     Diluted                                                               33,967         20,596         31,999         20,472

                                     Page 5

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended June 30, 2002 and 2001
(in thousands, except per share data)
-------------------------------------------------------------------------------

                                                                           THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                       JUN 30, 2002   JUN 30, 2001       JUN 30, 2002   JUN 30, 2001
                                                                       ----------------------------      ---------------------------
Net Income                                                                $ 8,438        $ 3,775           $ 21,705        $ 7,799

    Depreciation of Real Estate                                             3,373          2,543              6,636          5,099
    Amortization of Capitalized Leasing Fees                                   70             65                136             87
    Gain on Sale of Disposal of Real Estate                                  (981)             0             (7,103)             0
    Interest on Convertible Partnership Units                                  65             66                130            130
    Minority Interest in Earnings of Consolidated Subsidiary                   26             49                 51             49
    Deferred Income Taxes                                                       0            514                  0          1,479
    Share of Real Estate Depreciation in Joint Ventures                       140             30                314             57
    Minority Interest Share of FFO Adjustments                                  0           (614)                 0         (1,365)
                                                                         -----------------------           -----------------------

Funds From Operations                                                    $ 11,131        $ 6,428           $ 21,869       $ 13,335
                                                                         =======================           =======================
       Increase                                                              73.2%                             64.0%

FFO per share (diluted)                                                    $ 0.33         $ 0.31             $ 0.68         $ 0.65
       Increase                                                               6.5%                              4.6%

Adjusted Funds from Operations (AFFO)

Funds from Operations                                                    $ 11,131        $ 6,428           $ 21,869       $ 13,335

less:
    Straight Line Rent Adjustment                                              33             32                 65             65

    Recurring Capital Expenditures
       Tenant Improvements                                                     90            169                343            254
       Leasing Commissions and Fees                                           220            155                342            243
       Other Capital Expenditures                                             296             96                518            281
                                                                         -----------------------           -----------------------
    Total Recurring Capital Expenditures                                      606            420              1,203            778

Adjusted Funds from Operations                                           $ 10,492        $ 5,976           $ 20,601       $ 12,492
                                                                         =======================           =======================
       Increase                                                              75.6%                             64.9%

AFFO per share (diluted)                                                   $ 0.31         $ 0.29             $ 0.64         $ 0.61
       Increase                                                               6.9%                              4.9%

-----------------------------------------------------------------------------------------------------------------------------------

Weighted Average Diluted Shares                                            33,967         20,596             31,999         20,472

-----------------------------------------------------------------------------------------------------------------------------------


EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
as of June 30, 2002 and December 31, 2001
(in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                           JUN 30, 2002                  DEC 31, 2001
                                                                         ---------------               ---------------
Assets
      Rental Property
          Land, Buildings and Equipment                                  $       636,519               $       605,820
          Building Improvements                                                   19,638                        17,513
          Land Held for Development                                               31,686                        23,420
          Construction in Progress                                                 8,571                         5,416
                                                                         ---------------               ---------------
              Rental Property                                                    696,414                       652,169
          Less: Accumulated Depreciation                                         (34,121)                      (28,031)
          Property Held for Sale                                                  10,131                         3,549
                                                                         ---------------               ---------------
      Rental Property, Net                                                       672,424                       627,687

      Cash and Cash Equivalents                                                      989                           906
      Cash Held in Escrow                                                          2,311                         1,715
      Securities Available for Sale                                                1,709                         1,681
      Accounts and Other Receivables, Net                                          3,188                         5,564
      Notes Receivable                                                            10,881                         9,697
      Deposits                                                                     9,034                         6,219
      Prepaid and Other Assets                                                     1,538                         2,161
      Deferred Expenses, Net                                                       4,441                         3,883
      Investments in Joint Ventures                                                7,740                         7,742
      Goodwill, Net                                                                2,276                         1,281
                                                                         ---------------               ---------------

Total Assets                                                             $       716,531               $       668,536
----------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
      Liabilities
          Mortgage Notes Payable                                         $       312,918              $        345,047
          Revolving Credit Facilities                                             35,893                        27,409
          Accounts Payable and Accrued Expenses                                   12,435                         8,987
          Tenant Security Deposits                                                 4,162                         4,090
          Deferred Rental Income                                                     245                           766
          Due to Related Parties                                                       0                           101
          Minority Interest in Equity of Consolidated Subsidiaries                 3,869                         3,869
                                                                         ---------------               ---------------
      Total Liabilities                                                          369,522                       390,269
                                                                         ---------------               ---------------

      Shareholders' Equity

          Common Stock                                                               343                           288
          Additional Paid-in Capital                                             352,424                       283,619
          Retained Earnings                                                        6,379                         1,808
          Accumulated Other Comprehensive Loss                                        (6)                          (34)
          Unamortized Restricted Stock Compensation                               (5,019)                       (1,836)
          Note Receivable From Issuance of Common Stock                           (7,112)                       (5,578)
                                                                         ---------------               ---------------
      Total Shareholders' Equity                                                 347,009                       278,267
                                                                         ---------------               ---------------

Total Liabilities and Shareholders' Equity                               $       716,531               $       668,536
----------------------------------------------------------------------------------------------------------------------


EQUITY ONE, INC.
DEBT SUMMARY
as of June 30, 2002
(in thousands)


                                  LOAN CLOSING/          ORIGINAL
                                   REFINANCING             LOAN       MATURITY                         JUN 30, 2002
            PROPERTY                 DATE (1)             AMOUNT (2)    DATE         RATE (3)             BALANCE
----------------------------     --------------          -----------  --------    -------------        -------------

FIXED RATE MORTGAGE DEBT
      Eustis Square (4)              10/22/93              $ 5,942    07/01/02        9.000%              $ 4,344
      Forest Edge (5)                05/01/96                2,099    10/01/02        6.900%                1,594
      Lantana Village                02/19/98                4,400    02/15/05        6.950%                3,886
      Benchmark Crossing             09/21/01                3,483    07/01/05        9.250%                3,430
      Sterling Plaza                 09/20/01                4,197    09/01/05        8.750%                4,130
      Green Oaks                     09/21/01                3,189    10/01/05        8.375%                3,137
      Townsend Square                09/20/01                5,005    10/01/05        8.500%                4,956
      Melbourne Plaza                09/21/01                1,843    11/01/05        8.375%                1,813
      Northwest Crossing             09/21/01                1,754    11/01/05        8.375%                1,725
      Oak Hill                       12/07/95                2,500    01/01/06        7.625%                2,060
      Walden Woods                   01/01/99                2,835    08/01/06        7.875%                2,542
      Big Curve                      09/21/01                5,683    10/01/06        9.190%                5,606
      Highland Square                09/21/01                4,234    11/01/06        8.870%                4,176
      Park Northern                  09/21/01                2,484    12/01/06        8.370%                2,421
      University Mall                09/21/01               12,874    12/01/06        8.440%               12,760
      Rosemeade                      09/21/01                3,319    12/01/07        8.295%                3,275
      Colony Plaza                   09/21/01                3,884    01/01/08        7.540%                3,070
      Parkwood (6)                   09/21/01                6,371    01/01/08        7.280%                6,315
      Richwood (6)                   09/21/01                3,282    01/01/08        7.280%                3,253
      Commonwealth                   02/15/98                3,300    02/15/08        7.000%                2,916
      Mariners Crossing              09/01/00                3,516    03/01/08        7.080%                3,447
      Pine Island/Ridge Plaza        08/01/99               26,234    07/01/08        6.910%               25,432
      Westburry (7)                  09/20/01                2,336    10/01/08        7.300%                2,317
      Prosperity Centre              09/20/01                7,120    02/01/09        7.875%                6,891
      Shoppes of North Port          12/05/00                4,370    02/08/09        6.650%                4,245
      Park Promenade                 01/31/00                6,500    02/01/10        8.100%                6,386
      Skipper Palms                  09/21/01                3,617    03/01/10        8.625%                3,598
      Jonathan's Landing             09/20/01                2,966    05/01/10        8.050%                2,946
      Bluff's Square                 09/20/01               10,249    06/01/10        8.740%               10,197
      Kirkman Shoppes                09/20/01                9,679    06/01/10        8.740%                9,629
      Ross Plaza                     09/20/01                6,750    06/01/10        8.740%                6,716
      Boynton Plaza                  09/20/01                7,637    07/01/10        8.030%                7,591
      Pointe Royale                  07/28/95                6,000    07/15/10        7.950%                4,871
      Plymouth Park East 1 (8)       09/20/01                  159    08/01/10        8.250%                  156
      Plymouth Park East 2 (8)       09/20/01                  477    08/01/10        8.250%                  469
      Plymouth Park North (8)        09/20/01                8,506    08/01/10        8.250%                8,361
      Plymouth Park Story North (8)  09/20/01                  391    08/01/10        8.250%                  384
      Plymouth Park South (8)        09/20/01                  636    08/01/10        8.250%                  625
      Plymouth Park West (8)         09/20/01                2,542    08/01/10        8.250%                2,499
      Shops at Skylake               07/06/00               16,350    08/01/10        7.650%               15,123
      Minyards                       09/20/01                2,586    11/01/10        8.320%                2,562
      Forest Village                 03/08/01                4,700    04/01/11        7.270%                4,554
      Boca Village                   09/20/01                8,478    05/01/11        7.200%                8,420
      Sawgrass Promenade             09/20/01                8,478    05/01/11        7.200%                8,420
      Plaza Del Rey                  08/01/96                3,050    09/01/11        8.125%                2,287
      Lake Mary                      11/01/01               25,000    11/01/11        7.250%               24,871
      Lake St. Charles               10/29/01                3,950    11/01/11        7.130%                3,929



EQUITY ONE, INC.
DEBT SUMMARY
as of June 30, 2002
(in thousands)



                                              LOAN CLOSING/       ORIGINAL
                                               REFINANCING          LOAN         MATURITY                           JUN 30, 2002
            PROPERTY                            DATE (1)          AMOUNT (2)       DATE             RATE (3)           BALANCE
----------------------------                 --------------      -----------     --------         -------------     -------------
      Marco Town Center                          12/31/01            9,000        01/01/12           6.700%              8,943
      Summerlin Square                           01/25/99            5,000        02/01/14           6.750%              4,279
      Bird Ludlum                                02/19/97           13,400        02/15/15           7.680%             11,123
      West Lakes Plaza                           05/22/97            5,902        06/01/16           7.875%              5,079
      Atlantic Village                           10/30/98            5,000        11/01/18           6.850%              4,524

---------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED RATE MORTGAGE DEBT (52 LOANS)                         $303,256          6.43              7.76%           $288,283
                                                                              (WTD-AVG MATURITY)  (WTD-AVG RATE)
---------------------------------------------------------------------------------------------------------------------------------

VARIABLE RATE MORTGAGE DEBT
      Comerica/4 property loan (9)               09/20/01           24,635        02/28/04          LIBOR + 150         24,635

---------------------------------------------------------------------------------------------------------------------------------
TOTAL VARIABLE RATE MORTGAGE DEBT                                  $24,635                                             $24,635
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE NOTES                                              $327,891                                            $312,918
---------------------------------------------------------------------------------------------------------------------------------

REVOLVING CREDIT FACILITIES
      City National Bank (10)                    02/04/99         $ 10,825        05/04/03          LIBOR + 225          $ 808
      Bank Leumi (11)                            09/17/01           30,000        03/17/03          LIBOR + 125          9,000
      Wells Fargo (12)                           02/27/02           29,400         02/26/05         LIBOR + 115         26,085

---------------------------------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES                                  $70,225                                             $35,893
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL DEBT                                                                                                            $348,811
---------------------------------------------------------------------------------------------------------------------------------

            MATURITY SCHEDULE           SCHEDULED         BALLOON
                 BY YEAR               AMORTIZATION     PAYMENTS (13)       TOTAL   Includes Revolving Credit Facility Balances
         ----------------------------------------------------------------------------
          2002 (July 1 to year-end)       $ 2,708          $ 5,912         $ 8,620
                   2003                     5,719            9,808          15,527
                   2004                     6,145           24,635          30,780
                   2005                     6,380           47,339          53,719
                   2006                     6,233           26,470          32,703
                   2007                     6,066            2,864           8,930
                   2008                     5,745           42,217          47,962
                   2009                     5,335            7,663          12,998
                   2010                     4,505           68,564          73,069
                   2011                     3,180           44,410          47,590
                Thereafter                  9,633            7,280          16,913
         ----------------------------------------------------------------------------
          TOTAL                           $61,649         $287,162        $348,811

-----------------------------------------------------------------------------------------------------------------------------------

EQUITY ONE, INC.
DEBT SUMMARY
as of June 30, 2002
(in thousands)

--------------------------------------------------------------------------------

(1) The more recent of the loan closing/assumption date and the date of any subsequent refinancing.

(2) The principal amount on the loan closing/assumption date, adjusted to reflect any subsequent additional funding.

(3)  The rate in effect on June 30, 2002.

(4) Discussions are ongoing with the lender regarding an extension of the term to this loan.

(5)  This loan was paid off in full without penalty on July 17, 2002.

(6) The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

(7)  This loan was assigned on July 16, 2002 to the buyer of this property.

(8) All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(9) This Comerica facility is secured by Grogans Mill ($7,995), Steeplechase ($6,305), Mission Bend ($6,370) and Beechcrest ($3,965). The rate was reduced to LIBOR + 150 from LIBOR + 200 on June 12, 2002.

(10) The CNB Line was authorized to $10,825 as of June 30, 2002, and is secured by Mandarin Mini-storage, Skylake Phase III land, Montclair Apartments, Beauclerc Village and East Bay Plaza. We have two, 364-day extension options for a final ultimate maturity of 5/2/2005.

(11) The Bank Leumi facility is secured by negative pledges on Ryanwood, Pompano, McMinn, SW Walgreens, Bandera, Market at First Colony and Mason Park. We have exercised an option to extend the maturity of the Leumi facility to 3/17/03.

(12) On February 27, 2002, we closed a new $29,400 secured, revolving, line of credit with Wells Fargo. The facility is secured by Oakbrook, Mandarin Landing, Hedwig, Bissonet and Spring Shadows. The rate on the facility is LIBOR + a range of 115 to 150 depending on overall leverage. As of June 30, 2002, the rate was LIBOR + 115. We are in the process of securing a $16,400 increase in the line to $46,000.

(13) Represents the entire principal balance of a maturing loan on the maturity date.

                                                                    YEAR            TOTAL                         # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     ---------------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D         VACANT
    --------                                   ----                 ---------       -------      --------    ------         ------
FLORIDA (48)

NORTH FLORIDA (9)

              Atlantic Village                 Atlantic Beach       1984 / 1998          100,559      96.2%             24     1

              Beauclerc Village                Jacksonville         1962 / 1988           70,429     100.0%             12     0

              Commonwealth                     Jacksonville         1984 / 1998           81,467      98.4%             15     1

              Forest Village                   Tallahassee              2000              71,526      93.3%             16     1

              Ft. Caroline                     Jacksonville         1985 / 1995           74,546      94.0%             10     4

              Losco                            Jacksonville             2000               8,700      74.7%              6     1

              Mandarin Landing                 Jacksonville         1976 / 2000          141,565      94.5%             33     4

              Monument Point                   Jacksonville         1985 / 1997           76,628      97.7%             12     1

              Oak Hill                         Jacksonville         1985 / 1997           78,492      95.1%             18     1

CENTRAL FLORIDA (8)

              Eckerds Leesburg                 Leesburg                 2000              12,739     100.0%              1     0

              Eastwood                         Orlando                  1997              67,137     100.0%             13     0

              Eustis Square                    Eustis               1983 / 1997          126,791      83.2%             17    10

              Forest Edge                      Orlando              1983 / 1997           68,631     100.0%             12     0

              Kirkman Shoppes                  Orlando                  1973              88,820     100.0%             32     0

              Lake Mary                        Orlando              1988 / 2001          339,084      98.9%             64     3

              Park Promenade                   Orlando              1987 / 2000          125,818      97.9%             26     1

              Walden Woods                     Plant City           1985 / 1998           75,336      96.3%             10     2


FLORIDA TREASURE COAST REGION (6)

              Bluffs Square                    Jupiter                  1986             132,395      97.9%             46     5

              Cashmere Corners                 Port St. Lucie           2001              89,234     100.0%             18     0

              Eckerds Melbourne                Melbourne                2001              10,908     100.0%              1     0

              Jonathan's Landing               Jupiter                  1997              26,820     100.0%             12     0

              Ryanwood                         Vero Beach               1987             114,925      93.9%             30     3

              Salerno                          Stuart                   1987              58,804     100.0%             17     0

FLORIDA WEST COAST (8)

              East Bay Plaza                   Largo                1985 / 1997           85,426      54.7%             17     5

              Lake St. Charles                 Tampa                    1999              57,015     100.0%              8     0

              Marco Town Center                Marco Island             2001             109,430      88.9%             34    11

              Mariners Crossing                Spring Hill          1989 / 1999           85,507      96.5%             13     2

              Ross Plaza                       Tampa                1984 / 1996           85,359      90.4%             18     2

              Shoppes of North Port            North Port               1991              84,705      97.5%             20     2

              Skipper Palms                    Tampa                    1984              89,944     100.0%             17     0

              Summerlin Square                 Fort Myers           1986 / 1998          109,156      89.2%             22     6

                                                            SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------
FLORIDA (48)

NORTH FLORIDA (9)

              Atlantic Village                       39,795             Publix       Jo-Ann Fabrics                   $  10.15
                                                                        (10/31/2008)

              Beauclerc Village                                                      Big Lots, Goodwill, Beall's Outlet   7.59

              Commonwealth                           48,997             Winn-Dixie                                        8.08
                                                                        (2/28/2018)

              Forest Village                         37,866             Publix                                           10.26
                                                                        (4/30/2020)

              Ft. Caroline                           45,500             Winn-Dixie   Eckerds* (Bealls Outlet)             7.33
                                                                        (5/31/2015)

              Losco                                             45,820  Winn-Dixie                                       18.76

              Mandarin Landing                       34,400             Publix       Office Depot, Eckerds                8.91
                                                                        (2/14/2007)

              Monument Point                         46,772             Winn-Dixie   Eckerds                              6.33
                                                                        (3/27/2005)

              Oak Hill                               39,795             Publix       Walgreens* (Bonus Dollar)            6.73
                                                                        (5/11/2005)

CENTRAL FLORIDA (8)

              Eckerds Leesburg                                                       Eckerds                             26.55

              Eastwood                               42,075             Publix                                           10.91
                                                                        (11/1/2017)

              Eustis Square                          38,520             Publix       Beall's, Walgreens (Beall's Outlet)  6.70
                                                                        (11/30/2004)

              Forest Edge                            42,075             Winn-Dixie   Autozone                             7.12
                                                                        (8/8/2007)

              Kirkman Shoppes                                                        Eckerds                             17.64

              Lake Mary                              63,139             Albertson's  K-Mart, Euro Fitness, Sun Star      11.59
                                                                        (6/30/2012)    Theatres

              Park Promenade                         55,000             Publix       Orange County Library, Blockbuster   9.30
                                                                        (2/9/2007)

              Walden Woods                           46,636             Winn-Dixie*  Walgreens                            6.68
                                                                        (11/30/08)

FLORIDA TREASURE COAST REGION (6)

              Bluffs Square                          39,795             Publix       Walgreens                           11.22
                                                                        (10/22/2006)

              Cashmere Corners                       59,448             Albertson's                                       7.82
                                                                        (4/30/2025)

              Eckerds Melbourne                                                      Eckerds                             20.45

              Jonathan's Landing                                53,850  Albertson's  Blockbuster                         17.49

              Ryanwood                               39,795             Publix                                            8.95
                                                                        (3/23/2017)

              Salerno                                31,503             Winn-Dixie   Eckerds                              6.80
                                                                        (9/21/2007)

WEST COAST FLORIDA (8)

              East Bay Plaza                                    53,000  Albertsons                                        9.75

              Lake St. Charles                       46,295             Kash N' Karry                                     9.65
                                                                        (6/30/2019)

              Marco Town Center                      27,887             Publix                                           16.09
                                                                        (1/31/2018)

              Mariners Crossing                      48,315             Kash 'N Karry                                     8.03
                                                                        (4/30/2020)

              Ross Plaza                                                             Walgreens, Ross Dress for Less       9.86

              Shoppes of North Port                  48,890             Publix       Beall's Outlet                       9.44
                                                                        (12/11/2011)

              Skipper Palms                          53,012             Winn-Dixie                                        8.20
                                                                        (5/31/2016)

              Summerlin Square                       45,500             Winn-Dixie   Eckerds                             10.63
                                                                        (6/4/2006)


                                                                    YEAR            TOTAL                     # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     -----------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D     VACANT
    --------                                   ----                 ---------       -------      --------    ------     ------
SOUTH FLORIDA / ATLANTIC COAST (20)

              Bird Ludlum                      Miami                1988 / 1998          192,282      92.0%     48        2

              Boca Village                     Boca Raton               1978              93,428      96.6%     21        2

              Boynton Plaza                    Boynton Beach        1978 / 1999           99,324      95.6%     27        3

              Lantana Village                  Lantana              1976 / 1999          176,110      98.3%     24        2

              Meadows                          Miami                    1997              75,524      90.7%     16        5

              Oakbrook                         Palm Beach Gardens   1974 / 2000          225,073      84.7%     18       16

              Pine Island                      Davie                1983 / 1999          254,907      99.3%     46        1

              Plaza Del Rey                    Miami                1985 / 1996           50,146      83.7%     20        3

              Point Royale                     Miami                1970 / 2000          209,863      94.6%     24        2

              Pompano                          Pompano Beach        1968 / 2001           80,697     100.0%      1        0

              Prosperity Centre                Palm Beach Gardens      1993              122,106     100.0%      9        0

              Ridge Plaza                      Davie                1984 / 1999          155,204      96.7%     26        3

              Sawgrass Promenade               Deerfield Beach      1982 / 1998          107,092      99.1%     28        1

              Shops at Skylake                 North Miami Beach    1999/2000-01         174,199      98.5%     44        3

              University Mall                  Ft. Lauderdale           1973             318,437      17.7%     21       23

              West Lakes Plaza                 Miami                1984 / 2000          100,747     100.0%     27        0

              Westburry                        Miami                    1988              33,706     100.0%     21        0
              (sold on July 16, 2002)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS FLORIDA (49)                                                    5,216,741      90.3%  1,015      132
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (32)

HOUSTON (15)

              Barker Cypress                   Houston                 2001               66,945      85.4%     10        3

              Beechcrest                       Houston              1981 / 2001           90,797     100.0%     15        0

              Benchmark Crossing               Houston                 1986               58,384     100.0%      5        0

              Bissonnet                        Houston                 1999               15,542     100.0%      8        0

              Colony Plaza                     Sugarland               1997               26,513      84.4%     12        3

              Copperfield                      Houston                 1994              160,695      46.3%     27        8

              Grogan's Mill                    The Woodlands           1986              118,398     100.0%     26        0

              Hedwig                           Houston                 1974               69,504     100.0%     13        0

              Highland Square                  Sugarland               1998               64,171      99.7%     26        1

              Market at First Colony           Sugarland               1988              107,301      98.4%     35        1

              Mason Park                       Katy                    1998              160,047      74.9%     32        8

              Mission Bend                     Houston              1980 / 1999          131,575      93.2%     24        2

              Spring Shadows                   Houston                 1999               39,611      96.9%     15        1

              Steeplechase                     Jersey Village          1985              105,152      98.4%     25        1

              Woodforest                       Houston                 1991               12,741     100.0%      4        0


                                                           SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------
SOUTH FLORIDA / ATLANTIC COAST (18)

              Bird Ludlum                            44,400             Winn-Dixie   Eckerds, Blockbuster                14.42
                                                                        (12/31/2007)

              Boca Village                           36,000             Publix       Eckerds                             14.07
                                                                        (3/31/2007)

              Boynton Plaza                          37,664             Publix       Eckerds                             10.01
                                                                        (8/31/2003)

              Lantana Village                        39,473             Winn-Dixie   K-Mart, Rite Aid* (Dollar Store)     6.34
                                                                        (2/15/2011)

              Meadows                                47,955             Publix                                           11.50
                                                                        (7/9/2017)

              Oakbrook                               44,400             Publix       Eckerds, Roly's Bistro               8.10
                                                                        (10/31/2020)   Jacobson Department Store.

              Pine Island                            39,943             Publix       Home Depot Expo, Rite Aid* (Bealls  $9.09
                                                                        (11/30/2013)   Outlet)

              Plaza Del Rey                                                          Navarro Pharmacy                    12.55

              Point Royale                           45,350             Winn-Dixie   Best Buy, Eckerds (Linen             6.43
                                                                        (2/18/2011)    Supermarket)

              Pompano                                                                Lowe's                               6.69

              Prosperity Centre                                                      Office Depot, Barnes & Noble, Bed   14.75
                                                                                       Bath & Beyond, Carmine's,
                                                                                       TJ Maxx

              Ridge Plaza                                     see Pine Island        AMC Theater, Kabooms, Republic       8.59
                                                                                     Security Bank, Uncle Funny's,
                                                                                     Round Up

              Sawgrass Promenade                     36,464             Publix       Walgreens, Blockbuster              11.38
                                                                        (11/30/2004)

              Shops at Skylake                       51,420             Publix       Goodwill, Blockbuster               15.22
                                                                        (7/31/2019)

              University Mall                                                        Eckerds                             11.34

              West Lakes Plaza                       46,216             Winn-Dixie   Navarro Pharmacy                    10.61
                                                                        (10/31/2016)

              Westburry                                                                                                  16.27


-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS FLORIDA (43)               1,490,295       152,670                                               $10.20
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (32)

HOUSTON (15)

              Barker Cypress                         41,320             H.E.B.                                           12.13
                                                                        (01/31/2014)

              Beechcrest                             40,345             Randalls* (Viet Ho) Walgreens*                    8.92
                                                                        (6/24/2016)

              Benchmark Crossing                                                     Bally's Fitness                     12.13

              Bissonnet                                          63,000 Kroger       Blockbuster                         14.39

              Colony Plaza                                                                                               19.29

              Copperfield                                                            JoAnn's Fabrics                     11.89

              Grogan's Mill                          56,558             Randall's*   Petco                               12.06
                                                                        (6/24/2016)

              Hedwig                                                                 Warehouse Music, Ross Dress         13.68
                                                                                       for Less

              Highland Square                                                                                            16.37

              Market at First Colony                             62,000 Kroger       TJ Maxx, Eckerds                    15.48

              Mason Park                                         58,890 Kroger       Walgreens* (Eloise Collectibles)    11.85
                                                                                       Palais Royal, Petco

              Mission Bend                           46,112             Randall's    Factory 2 U Stores, Inc.*            8.36
                                                                        (6/24/2016)

              Spring Shadows                                                                                             14.72

              Steeplechase                           56,208             Randall's                                        11.16
                                                                        (6/24/2016)

              Woodforest                                                                                                 16.10


                                                                    YEAR            TOTAL                     # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     -----------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D     VACANT
    --------                                   ----                 ---------       -------      --------    ------     ------
DALLAS (14)

              Green Oaks                       Arlington             1983                 65,094      71.3%        22       11

              Melbourne Plaza                  Hurst                 1983                 47,517      80.0%        13        5

              Minyards                         Garland               2000                 65,295     100.0%         2        0

              Northwest Crossing               Garland               1983                 33,366      87.4%        15        3

              Parkwood                         Plano                 1985                 81,590      87.1%        18        2

              Plymouth Park East               Irving                1970                 56,435      97.3%         9        1

              Plymouth Park North              Irving                1970                447,215      51.9%        39       20

              Plymouth Park South              Irving                1970                 49,102      85.8%         5        2

              Plymouth Park West               Irving                1970                178,930      88.1%        13        2

              Richwood                         Richardson            1984                 54,872      93.2%        25        3

              Rosemeade                        Carrollton            1986                 50,504      88.7%        15        3

              Sterling Plaza                   Irving                1989                 65,205      96.7%        15        1

              Townsend Square                  Desoto                1990                142,978      82.3%        31        7

              Village Park                     Arlington             1988                 44,387      40.5%         5        6

San Antonio (3)

              Bandera Festival                 San Antonio           1989                189,438      95.7%        26        6

              Blanco Village                   San Antonio           2000                108,325      98.6%        15        1

              Wurzbach                         San Antonio           1979                 59,771     100.0%         3        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TEXAS (32)                                                      2,967,400      82.7%       548      101
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA (3)

              Big Curve                        Yuma                 1969 / 1996          126,402      95.6%        29        3

              Park Northern                    Phoenix              1982 / 1996          126,852      81.9%        18        9

              Southwest Walgreens              Phoenix              1975 / 1998           93,518      82.9%        17        1

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS ARIZONA (3)                                                       346,772      87.2%        64       13
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1)

              McMinn Plaza                     Athens               1982 / 1994          107,200      90.8%         9        1

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TENNESSEE (1)                                                     107,200      90.8%         9        1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS (79)                                                            8,638,113      87.6%     1,636      247
-----------------------------------------------------------------------------------------------------------------------------------

OTHER COMMERCIAL PROPERTIES (2)

              El Novillo                       Miami Beach, FL      1970 / 2000           10,000     100.0%         1        0

              Epsilon                          W. Palm Beach, FL    1925 / 1997           18,707      54.6%         4        1

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING & COMMERCIAL PPTY (82)                                                  8,666,820      87.5%     1,641      248
-----------------------------------------------------------------------------------------------------------------------------------

              Mandarin Mini-storage            Jacksonville, FL         1982              52,880      98.9%       528        6

              Plaza Alegre                     Miami, FL         2002 Development

              Coral Way N.E.                   Miami, FL         2002 Development

              Homestead                        Homestead, FL     Future Development

-----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL (86)                                                                       8,719,700      87.6%      2,169      254
-----------------------------------------------------------------------------------------------------------------------------------

                                                            SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------
DALLAS (15)

              Green Oaks                                         58,000 Kroger                                           11.45

              Melbourne Plaza                                                                                            11.28

              Minyards                               58,695             Minyards/Sack N Save                              6.12
                                                                        (12/31/2029)

              Northwest Crossing                                                     Blockbuster                         10.93

              Parkwood                                           62,000 Albertsons   Planet Pizza                        13.39

              Plymouth Park East                     42,130             Kroger                                            4.10
                                                                        (11/30/2013)

              Plymouth Park North                                                    Blockbuster, Dollar General, Thrift  7.23
                                                                                       Store, Pos Office, Chateau Theatre,
                                                                                       Levines

              Plymouth Park South                                                    Betcha Bingo                         6.86

              Plymouth Park West                                                     Bargain City, Tok Won Kim            4.52

              Richwood                                           61,877 Albertsons   Blockbuster                         12.20

              Rosemeade                                          58,900 Kroger       Gold's Gym, Blockbuster             12.94

              Sterling Plaza                                                         Bank One, Warehouse Entertainment   14.29

              Townsend Square                                    60,349 Albertsons   Beall's, Victory Gym, Tutor Time     8.99

              Village Park                                                                                               17.63

San Antonio (2)

              Bandera Festival                                                       Beall's, Eckerds*, Blockbuster,      8.42
                                                                                       K-Mart (closed on July 1, 2002)

              Blanco Village                         74,627             H.E.B.                                           15.60
                                                                        (4/30/2015)

              Wurzbach                               52,957             Albertsons*                                       2.86
                                                                        (12/31/2004)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TEXAS (32)                   468,952     485,016                                                 $10.42
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA (3)

              Big Curve                                          60,000 Albertsons   Walgreens, Miller's Outpost          9.57

              Park Northern                          51,511             Safeway      Bealls, Showbiz Pizza                6.25
                                                                        (5/31/2003)

              Southwest Walgreens                    27,064             Food City    Walgreens                            7.93
                                                                        (5/31/2005)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS ARIZONA (3)                   78,575      60,000                                                  $8.01
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1)

              McMinn Plaza                           60,000             Ingles       Fred's Stores                        6.75
                                                                        (1/30/2019)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TENNESSEE (1)                 60,000           0                                                  $6.75
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS (85)                       2,097,822     697,686                                                 $10.10
-----------------------------------------------------------------------------------------------------------------------------------

OTHER COMMERCIAL PROPERTIES (2)

              El Novillo                                                             Jumbo Buffet                        13.67

              Epsilon                                                                Dax Bar & Grill                     16.24

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING & COMMERCIAL PPTY (87)             2,097,822     697,686                                                 $10.12
-----------------------------------------------------------------------------------------------------------------------------------

              Mandarin Mini-storage

              Plaza Alegre

              Coral Way N.E.

              Homestead

-----------------------------------------------------------------------
GRAND TOTAL (86)                                  2,097,822     697,686
-----------------------------------------------------------------------




Total Square Footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*Include a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

                              ANNUAL MINIMUM RENT
                                  BY LOCATION




                                    (GRAPH)







-------------------------------------------------------    -----------------------------------------------
       REGION            COUNT                  AMR           STATE              STATE TOTAL      %
       ------            -----                  ---           -----              -----------     -----
NORTH FL                   9                $5,652,084
CENTRAL FL                 8                 9,351,797
TREASURE COAST             6                 4,209,450
WEST FL                    8                 6,548,675
SOUTH FL                  19                22,316,890        FLORIDA             $48,078,896     63%
-------------------------------------------------------    -----------------------------------------------
HOUSTON                   15                13,183,778
DALLAS                    14                 9,015,504
SAN ANTONIO                3                 3,363,765         TEXAS               25,563,047     33%
-------------------------------------------------------    -----------------------------------------------
-------------------------------------------------------    -----------------------------------------------
AZ                         3                 2,421,134        ARIZONA               2,421,134     3%
-------------------------------------------------------    -----------------------------------------------
-------------------------------------------------------    -----------------------------------------------
TN                         1                   656,801       TENNESSEE                656,801     1%
-------------------------------------------------------    -----------------------------------------------

TOTAL                     86               $76,719,878                            $76,719,878    100%
-------------------------------------------------------    -----------------------------------------------


Note:  Chart excludes Mandarin Mini-storage and 3 developments.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND DISPOSITIONS
as of June 30, 2002
(in thousands, except square footage data)
--------------------------------------------------------------------------------

     REAL ESTATE DEVELOPMENTS
     ------------------------

1)   LAKE MARY SHOPPING CENTER
     Lake Mary, Florida

     A total of 35,584 square feet has been added to this center over the past twelve months. A 12-unit mini-storage facility is being added behind the property.

2)   PLAZA ALLEGRE (CORAL WAY S.E.)
     Miami, Florida

     We began construction in March 2002 of an 84,000 square foot shopping center on an 8.5 acre site located on the southeast corner of S.W. 147th Avenue and Coral Way in southwest Miami-Dade County. Plaza Allegre will feature a 44,000 square foot Publix supermarket, a 14,000 Goodwill Superstore, 26,000 square feet of local retail space and two out parcels. The development is expected to cost a total of $10,000, to open in February 2003 and to yield approximately 11.5% upon stabilization in the fourth quarter of 2003. This development is not reflected on the June 30, 2002 Property Status Report, although the land parcel is listed as a property.

3)   CORAL WAY, N.E.
     Miami, Florida

     We own a 4.0 acre parcel at the northeast corner of S.W. 147th Avenue and Coral Way across the street from Plaza Allegre, upon which we expect to commence construction of a 25,000 square foot drug-store anchored shopping center in the third quarter of 2002 with a target completion in the fourth quarter of 2003. This development is not reflected on the June 30, 2002 Property Status Report, although the land parcel is listed as a property.

4)   UNIVERSITY MALL
     Pembroke Pines, Florida

     Discussions are underway with a major home improvement chain regarding a complete redevelopment of this property.

5)   OAKBROOK SQUARE
     Palm Beach Gardens, Florida

     Discussions are underway with a number of retailers regarding a possible tenancy upon the maturity of the Jacobson's lease.

6)   SALERNO VILLAGE
     Stuart, Florida

     We intend to redevelop this supermarket-anchored shopping center which we purchased in May 2002. Winn Dixie, the existing supermarket, has executed a new 20-year lease for 45,802 square feet, an increae from their current 31,503 square foot store. The redevelopment will cost approximately $5.0 million, will commence in the second quarter of 2003, and is expected to be completed in 2004. Upon completion and including the original acquisition cost, we expect to earn a stabilized yield of 11.5%. This development is reflected on the June 30, 2002 Property Status Report in its current configuration.

7)   HOMESTEAD RETAIL DEVELOPMENT
     Homestead, Florida

     We own a 12 acre site adjacent to a master planned community in Homestead, Florida, approximately 25 miles south of Miami. We expect to develop a supermarket-anchored shopping center on this site in 2005. This development is not reflected on the June 30, 2002 Property Status Report, although the land parcel is listed as a property.

     DISPOSITION ACTIVITY
     --------------------

8)   MONTCLAIR APARTMENTS
     Miami Beach, FL

     We sold the apartment building in Miami Beach, Florida on June 14, 2002 for a price of $2,450. We realized a gain on the sale of this property in the amount of approximately $1,000.

9)   SHOPS AT WESTBURY
    Miami, FL

     We sold the property in Miami, Florida on July 16, 2002 for a price of $5,200. We realized a gain on the sale of this property in the amount of approximately $100.

EQUITY ONE, INC.
JOINT VENTURE INVESTMENTS
as of June 30, 2002
(in thousands, except square footage data)
--------------------------------------------------------------------------------

OWNED JOINT VENTURES *
----------------------

1)   CITY CENTRE
     Palm Beach Gardens, Florida

     City Centre is a 93,565 square foot office/retail center that was 86% leased as of 6/30/02. The property includes a parcel of land slated for future office development. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $13,027 on 6/30/02, which matures on 4/1/10. Equity One owns a 50% interest in this property.

2)   PARK PLACE
     Plano, Texas

     Park Place is a 112,478 square foot retail center that was 100% leased as of 6/30/02. The development plan calls for the construction of two additional phases totaling 29,000 square feet at a cost of $2,600, with completion targeted for December 2003. On 4/5/02, the existing debt was refinanced with a $15,000, three-year, interest-only loan at LIBOR + 140, which we have guaranteed. Equity One owns a 50.1% interest in this property.

3)   OAKS SQUARE
     Gainesville, Florida

     Oaks Square is a 119,355 square foot retail center that was 100% leased as of 6/30/02. The property is encumbered by a 7.63% fixed-rate mortgage loan with a balance of $16,710 on 6/30/02, which matures on 12/31/10. Equity One owns a 50% interest in this property.



* EQUITY ONE ACCOUNTS FOR THESE THREE JOINT VENTURE INTERESTS USING THE EQUITY METHOD AS WE DO NOT CONSIDER OURSELVES TO BE IN CONTROL OF THE MAJOR BUSINESS DECISIONS.

EQUITY ONE, INC.
SHOPPING CENTER & COMMERCIAL PROPERTY TENANT CONCENTRATION SCHEDULE as of June 30, 2002

------------------------------------------------------------------------------------------------------------------
                                                                                              % OF TOTAL
                                NUMBER                      % OF TOTAL     ANNUALIZED         ANNUALIZED   AVERAGE
                                 OF             SQUARE        SQUARE        MINIMUM            MINIMUM     MINIMUM
          TENANT                STORES           FEET          FEET           RENT               RENT        RENT
------------------------------------------------------------------------------------------------------------------

TOP TEN TENANTS

     Publix                          18         747,101         8.6%        $4,850,129           6.3%       $6.49
     Winn Dixie                      12         535,862         6.2%         3,352,977           4.4%        6.26
     Eckerds                         16         165,426         1.9%         1,656,979           2.2%       10.02
     Randall's                        4         199,223         2.3%         1,431,823           1.9%        7.19
     H.E. Butt                        2         115,947         1.3%         1,398,855           1.8%       12.06
     K Mart                           3         257,768         3.0%         1,268,769           1.7%        4.92
     Blockbuster                     12          68,436         0.8%         1,068,816           1.4%       15.62
     Walgreens                       10         154,116         1.8%         1,063,839           1.4%        6.90
     Albertsons                       4         177,544         2.0%           899,820           1.2%        5.07
     Kash N' Karry                    2          94,610         1.1%           726,425           0.9%        7.68

------------------------------------------------------------------------------------------------------------------
SUB-TOTAL TOP TEN TENANTS            83       2,516,033        29.0%       $17,718,432          23.1%       $7.04
------------------------------------------------------------------------------------------------------------------

     Remaining Tenants            1,558       5,067,918        58.5%        59,001,446          76.9%       11.64

------------------------------------------------------------------------------------------------------------------
SUB-TOTAL ALL TENANTS             1,641       7,583,951        87.5%       $76,719,878         100.0%      $10.12
------------------------------------------------------------------------------------------------------------------

     Vacant                         248       1,082,869        12.5%                 -           0.0%        0.00

------------------------------------------------------------------------------------------------------------------
TOTAL INCLUDING VACANT            1,889       8,666,820       100.0%       $76,719,878         100.0%       $8.85
------------------------------------------------------------------------------------------------------------------

EQUITY ONE, INC.

SHOPPING CENTER AND COMERCIAL PROPERTY LEASE EXPIRATION SCHEDULE as of June 30, 2002


-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENT     AVERAGE
                                                       PERCENT                            OF        ANNUAL
                                                         OF            ANNUALIZED       TOTAL      MINIMUM
                                NUMBER                  TOTAL           MINIMUM       ANNUALIZED    RENT PER
                                 OF       SQUARE        SQUARE           RENT AT        MINIMUM      SQUARE
           DATE               TENANTS(1)    FEET         FEET          EXPIRATION(2)      RENT       FOOT
-----------------------------------------------------------------------------------------------------------
           M-T-M                  21        46,991        0.5%          $ 451,740          0.6%      $9.61
           2002                  159       325,685        3.8%          4,707,537          5.9%      14.45
           2003                  314       861,867        9.9%          9,741,321         12.2%      11.30
           2004                  341       944,103       10.9%         10,700,825         13.4%      11.33
           2005                  304       989,820       11.4%         10,988,012         13.8%      11.10
           2006                  190       799,107        9.2%          9,433,895         11.8%      11.81
           2007                  128       673,672        7.8%          6,999,093          8.8%      10.39
           2008                   34       338,495        3.9%          3,949,204          4.9%      11.67
           2009                   28       178,235        2.1%          2,425,809          3.0%      13.61
           2010                   40       350,509        4.0%          3,241,018          4.1%       9.25
           2011                   22       419,500        4.8%          3,167,042          4.0%       7.55
        Thereafter                59     1,655,967       19.1%         14,047,828         17.6%       8.48

-----------------------------------------------------------------------------------------------------------
     SUB-TOTAL / AVERAGE       1,640     7,583,951       87.5%        $79,853,324        100.0%     $10.53
-----------------------------------------------------------------------------------------------------------

          Vacant                 248     1,082,869       12.5%                  0            NA         NA

-----------------------------------------------------------------------------------------------------------
      TOTAL / AVERAGE          1,888     8,666,820      100.0%        $79,853,324        100.0%      $9.21
-----------------------------------------------------------------------------------------------------------






                                   (GRAPHIC)






(1) Includes 12 tenants who use 0 square feet but pay rent under various usage agreements. Excludes 1 tenant who uses 0 square feet and does not pay rent, but makes certain other payments (i.e. CAM or RE Tax).
(2) Includes the rent from 12 tenants who use 0 square feet but pay rent under various usage agreements.

EQUITY ONE, INC.
STOCK PRICE AND VOLUME STATISTICS*
for the three months ended June 30, 2002
--------------------------------------------------------------------------------







                            DAILY HIGH-LOW-CLOSE AND
                             10-DAY MOVING AVERAGE






                                   (GRAPHIC)





--------------------------------------------------------------------------------







                            DAILY-TRADING VOLUME AND
                             10-DAY MOVING AVERAGE







                                   (GRAPHIC)










*Data obtained from Yahoo Chart Services